                                                                   EXHIBIT 99.1

                       LETTER OF TRANSMITTAL AND CONSENT

                  TO TENDER AND TO GIVE CONSENT IN RESPECT OF

                             6 1/2% NOTES DUE 2005
                          7 1/4% DEBENTURES DUE 2025
                             7 7/8% NOTES DUE 2002
                               8% NOTES DUE 1999
                            9% DEBENTURES DUE 2012
                             9 7/8% NOTES DUE 2001
                            10% DEBENTURES DUE 2008
                                      OF
                                 TENNECO INC.

          PURSUANT TO THE OFFER TO EXCHANGE AND CONSENT SOLICITATION
                                      OF

                               NEW TENNECO INC.

                            DATED NOVEMBER   , 1996

 EACH OF THE EXCHANGE OFFERS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON TUESDAY, DECEMBER 10, 1996, UNLESS EXTENDED OR EARLIER TERMINATED.

                 To: The Chase Manhattan Bank, Exchange Agent

             By Mail:                          Facsimile Transmission:
                                                 (212) 946-8016/8017
             Box 2020                           Confirm by Telephone:
      4 Chase MetroTech Ctr.                       (212) 946-3471
        Brooklyn, NY 11245


                                                      By Hand:
      By Overnight Delivery:                   (9:00 a.m. - 5:00 p.m.
                                                 New York City Time)
          c/o Bond Dept.                       1 Chase Manhattan Plaza
          450 W. 33rd St.                             Floor 1-B
            10th Floor                       Nassau and Liberty Streets
        New York, NY 10001                       New York, NY 10081

  Any questions concerning tender procedures may be directed to Georgeson & Company Inc., who is acting as Information Agent for the Exchange Offers, at
(800) 223-2064 or banks and brokers may call collect at (212) 440-9800.

  DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT (THE "LETTER OF TRANSMITTAL") TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal must be used to accept an Exchange Offer (as
defined in the Prospectus and Consent Solicitation dated November   , 1996
(the "Prospectus"), of New Tenneco Inc. ("New Tenneco")) if certificates representing Old Securities (as defined in the Prospectus) are to be physically delivered to The Chase Manhattan Bank, as exchange agent (the "Exchange Agent"). This Letter of Transmittal may be used (but is not required to be used) if (i) Old Securities are to be tendered by effecting a book-entry transfer into the Exchange Agent's account at The Depository Trust Company ("DTC") or (ii) a tender of Old Securities is to be made according to the guaranteed delivery procedures described in the Prospectus under the heading "The Exchange Offers--Procedures for Tendering Old Securities for Exchange and Giving Consents--Guaranteed Delivery Procedures"; and, in each case, instructions are not being transmitted through DTC's Automated Tender Offer Program ("ATOP").

  Holders of Old Securities that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through ATOP, for which the Exchange Offers will be eligible. DTC participants that are accepting the Exchange Offers may transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an Agent's Message (as defined in the Prospectus) to the Exchange Agent for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offers as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the Exchange Offers by submitting a notice of guaranteed delivery through ATOP.

  HOLDERS WHO TENDER OLD SECURITIES ARE REQUIRED TO CONSENT TO THE PROPOSED AMENDMENTS (AS DEFINED). THE COMPLETION, EXECUTION AND DELIVERY OF THIS LETTER OF TRANSMITTAL WILL CONSTITUTE A CONSENT (AS DEFINED) TO THE PROPOSED AMENDMENTS.

  SUBJECT TO THE TERMS AND CONDITIONS OF THE EXCHANGE OFFERS, NEW TENNECO WILL ACCEPT FOR EXCHANGE ALL OLD SECURITIES PROPERLY TENDERED (AND NOT WITHDRAWN) PURSUANT TO THE EXCHANGE OFFERS AT OR PRIOR TO THE EXPIRATION TIME. ON THE FIRST NEW YORK STOCK EXCHANGE ("NYSE") TRADING DAY AFTER THE APPLICABLE EXPIRATION TIME (THE "ISSUANCE DATE"), NEW TENNECO WILL ISSUE TO THE EXCHANGE AGENT NEW SECURITIES (AS DEFINED IN THE PROSPECTUS) IN EXCHANGE FOR THE TENDERED AND ACCEPTED OLD SECURITIES AND WILL PAY (OR IN CERTAIN CIRCUMSTANCES TENNECO WILL PAY) TO THE EXCHANGE AGENT ACCRUED AND UNPAID INTEREST ON THE OLD SECURITIES TO BUT EXCLUDING THE ISSUANCE DATE. THE EXCHANGE AGENT WILL DELIVER SUCH NEW SECURITIES AND ACCRUED INTEREST PAYABLE IN IMMEDIATELY AVAILABLE (SAME-DAY) FUNDS TO THE EXCHANGING HOLDERS OF OLD SECURITIES (OR, IN CERTAIN CIRCUMSTANCES, THE HOLDER OF SUCH OLD SECURITIES AS OF AN INTEREST PAYMENT RECORD DATE WHICH PRECEDES THE ISSUANCE DATE) ON THE THIRD NYSE TRADING DAY AFTER THE APPLICABLE EXPIRATION TIME OR AS SOON AS POSSIBLE THEREAFTER (THE "EXCHANGE DATE"). SUCH DELIVERY WILL BE MADE IN THE FORM OF PHYSICAL CERTIFICATES WITH RESPECT TO NEW SECURITIES EXCHANGED FOR OLD SECURITIES THAT WERE HELD IN PHYSICAL FORM AND WILL BE MADE BY BOOK ENTRY TRANSFER WITH RESPECT TO OLD SECURITIES THAT WERE TENDERED BY BOOK ENTRY TRANSFER.

  Holders of Old Securities whose Old Securities are not immediately available or who cannot deliver their Old Securities and all other documents required hereby to the Exchange Agent at or prior to the Expiration Time or who cannot complete the procedure for book-entry transfer on a timely basis may nevertheless tender their Old Securities and consent to the Proposed Amendments according to the guaranteed delivery procedures set forth in the Prospectus under the heading "The Exchange Offers--Procedures for Tendering Old Securities for Exchange and Giving Consents--Guaranteed Delivery Procedures." See Instruction 2.

  Holders who wish to consent to the Proposed Amendments and tender their Old Securities must, at a minimum, complete columns (1) through (4) in the table below entitled "Description of Old Securities Tendered and In Respect of Which Consent Is Given" and sign in the appropriate box below. IF ONLY THOSE COLUMNS ARE COMPLETED, THE HOLDER WILL BE DEEMED TO HAVE CONSENTED TO THE PROPOSED AMENDMENTS IN RESPECT OF, AND TO HAVE TENDERED, ALL OLD SECURITIES LISTED IN THE TABLE. If a holder wishes to tender less than all of such Old Securities, column (5) must be completed in full. See Instruction 4.


 [_] CHECK HERE IF CONSENTS ARE GIVEN AND TENDERED OLD SECURITIES ARE
  ENCLOSED HEREWITH.
 [_] CHECK HERE IF CONSENTS ARE GIVEN AND TENDERED OLD SECURITIES ARE BEING
  DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:
  Name of Tendering Institution ___________________________________________
  DTC Account No. _________________________________________________________
  Date Tendered ___________________________________________________________
 [_] CHECK HERE IF CONSENTS ARE GIVEN AND TENDERED OLD SECURITIES ARE BEING
  DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
  Name(s) of holder(s) ____________________________________________________
  Date of Execution of Notice of Guaranteed Delivery ______________________ Name of Eligible Institution That Guaranteed Delivery ___________________ If delivery is by book-entry transfer, complete the following:
  DTC Account No. _________________________________________________________
  Date Sent _______________________________________________________________

  List below the Old Securities to which this Letter of Transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Old Securities will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.


   DESCRIPTION OF OLD SECURITIES TENDERED AND IN RESPECT OF WHICH CONSENT IS
                                     GIVEN
                          (SEE INSTRUCTIONS 3 AND 4)
-------------------------------------------------------------------------------

NAME(S) AND
ADDRESS(ES)
    OF
 HOLDER(S)
  (PLEASE                        OLD SECURITIES TENDERED AND IN RESPECT
FILL IN, IF                            OF WHICH CONSENT IS GIVEN
  BLANK)                    (ATTACH ADDITIONAL SIGNED SCHEDULE IF NECESSARY)
-----------------------------------------------------------------------------
    (1)            (2)           (3)            (4)                (5)
-----------------------------------------------------------------------------
                SERIES OF    CERTIFICATE  TOTAL PRINCIPAL   PRINCIPAL AMOUNT
             OLD SECURITIES* NUMBER(S)**     AMOUNT OF         TENDERED***
                                           SERIES OF OLD    AND IN RESPECT OF
                                           SECURITIES***      WHICH CONSENT
                                                                IS GIVEN
                                                           (IF LESS THAN ALL)
             ----------------------------------------------------------------
             ----------------------------------------------------------------
             ----------------------------------------------------------------
             ----------------------------------------------------------------
             ----------------------------------------------------------------
             ----------------------------------------------------------------
              TOTAL
-------------------------------------------------------------------------------

 * Indicate series of Old Securities: 6 1/2% Notes due 2005; 7 1/4% Debentures due 2025; 7 7/8% Notes due 2002; 8% Notes due 1999; 9% Debentures due 2012; 9 7/8% Notes due 2001; or 10% Debentures due 2008.
 **  Need not be completed by holders tendering by book-entry transfer.
 *** You must consent to the Proposed Amendments in respect to all of the Old Securities tendered by you; completion of column (4) will constitute a Consent to the Proposed Amendments in respect of such Old Securities, unless less than all such Old Securities are to be tendered as specified in column (5), in which case a Consent only with respect to such lesser amount of such Old Securities tendered shall be given.

 All capitalized terms used herein and not defined herein have the meaning ascribed to them in the Prospectus.

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

  The undersigned hereby consents (the "Consent") to the proposed amendments described in the Prospectus (the "Proposed Amendments") to the indenture dated as of March 15, 1988 (as amended prior to the date hereof, the "Indenture") between Tenneco Inc., a Delaware corporation ("Tenneco"), and The Chase Manhattan Bank, as trustee (the "Trustee") with respect to, and hereby tenders to New Tenneco, the principal amount of Old Securities indicated in the table above entitled "Description of Old Securities Tendered and in Respect of Which Consent is Given," upon the terms and subject to the conditions set forth in the Prospectus (receipt of which is hereby acknowledged) and in this Letter of Transmittal, which together constitute New Tenneco's offers (the "Exchange Offers") to exchange the applicable series of New Securities for the applicable series of Old Securities properly tendered and accepted for exchange. New Tenneco will acquire such Old Securities by issuing New Securities in exchange therefor on the Issuance Date. Such New Securities will be delivered to the Exchange Agent, which will deliver the New Securities to the holders of tendered and accepted Old Securities on the Exchange Date. Interest on Old Securities exchanged in an Exchange Offer will continue to accrue up to, but excluding, the applicable Issuance Date and will be paid to exchanging holders in cash in immediately available same-day funds concurrently with the delivery of New Securities; provided, however, that if the Issuance Date for any series of Old Securities occurs before an interest payment date for such series of Old Securities but after the record date relating to such interest payment date, then Tenneco (rather than New Tenneco) will pay accrued interest up to, but excluding, the applicable Issuance Date on such series of Old Securities to the holders of such Old Securities as of such record date (which holder may be different than the exchanging holder) on the applicable Exchange Date (rather than on the regularly scheduled interest payment date). The Proposed Amendments will be effected through the execution and delivery by Tenneco and the Trustee of the Tenneco Supplemental Indenture (as defined in the Prospectus).

  Subject to, and effective upon, acceptance for exchange of the Old Securities tendered hereby in accordance with the terms and subject to the conditions of the Exchange Offers, the undersigned hereby sells, assigns and transfers to, or upon the order of, New Tenneco, all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, all Old Securities tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of New Tenneco) with respect to such Old Securities, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Old Securities or transfer ownership of such Old Securities on the account books maintained by DTC, in either such case together with all accompanying evidences of transfer and authenticity, to or upon the order of New Tenneco, (b) present such Old Securities for transfer of ownership on the books of Tenneco, (c) deliver to Tenneco and the Trustee the Consent contained herein as evidence of the undersigned's Consent to the Proposed Amendments and as confirmation that the Requisite Consents to the Proposed Amendments duly executed by holders of Old Securities have been received, (d) receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Securities, all in accordance with the terms of the Exchange Offers and (e) accept delivery of the New Securities and any accured interest on behalf of the undersigned.

  The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides the written Consent to the Proposed Amendments (with respect to the principal amount of Old Securities indicated in the table above entitled "Description of Old Securities Tendered and in Respect of Which Consent is Given" (or, if nothing is indicated therein, with respect to the principal amount of Old Securities with respect to which the undersigned's consent is deemed given in connection with a tender of Old Securities)) as permitted by the Indenture. The undersigned understands that the Consent provided hereby shall remain in full force and effect unless and until such Consent is revoked in accordance with the procedures set forth in the Prospectus and this Letter of Transmittal. The undersigned understands that after the Expiration Time no Consents may be revoked.

  The undersigned hereby represents and warrants that: (a) the undersigned (i) has full power and authority to tender the Old Securities tendered hereby and to sell, assign and transfer all right, title and interest in and to such Old Securities and (ii) either has full power and authority to Consent to the Proposed Amendments or is delivering a duly executed Consent (which is included in this Letter of Transmittal) from a person or entity having such power and authority; and (b) New Tenneco will acquire good, indefeasible and unencumbered title to such Old Securities, free and clear of all liens, restrictions, charges, claims and encumbrances and not subject to an adverse claim, when the same are acquired by New Tenneco. The undersigned, upon request, will execute and deliver any additional documents deemed by the Exchange Agent or New Tenneco to be necessary or desirable to complete the sale, assignment and transfer of the Old Securities tendered hereby or to perfect the undersigned's Consent to the Proposed Amendments.

  The undersigned understands that Old Securities properly tendered and not withdrawn prior to the Expiration Time may be exchanged for the applicable New Securities, subject to the terms and conditions of the Exchange Offers. If any amount of tendered Old Securities is not exchanged for any reason, or if certificates are submitted that evidence a greater principal amount of Old Securities than the principal amount to be tendered, such unexchanged Old Securities or new certificates evidencing Old Securities for untendered amounts, as the case may be, will be returned, without expense, to the undersigned at the address shown below, or at such different address as may be indicated herein under "Special Delivery Instructions" (or, in the case of Old Securities tendered by book-entry transfer, such Old Securities will be credited to the account registered at DTC from which Old Securities were delivered).

  The undersigned understands that the procedures described in the Prospectus under the heading "The Exchange Offers--Procedures for Tendering Old Securities for Exchange and Giving Consents" and in the instructions hereto will constitute a binding agreement between the undersigned and New Tenneco upon the terms and subject to the conditions described in the Prospectus. For purposes of the Exchange Offers, the undersigned understands that validly tendered Old Securities (or defectively tendered Old Securities with respect to which New Tenneco has, or has caused to be, waived such defect) will be deemed to have been accepted by New Tenneco if, as and when New Tenneco gives oral or written notice thereof to the Exchange Agent for purposes of the Consent Solicitation. Consents received by the Exchange Agent will be deemed to have been accepted if, as and when New Tenneco has accepted the Old Securities for purchase and exchange pursuant to the applicable Exchange Offer.

  TENDERS OF OLD SECURITIES MADE PURSUANT TO THE EXCHANGE OFFERS MAY NOT BE WITHDRAWN AFTER THE EXPIRATION TIME. AT OR PRIOR TO SUCH TIME, THE WITHDRAWAL OF OLD SECURITIES IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROSPECTUS WILL EFFECT A REVOCATION OF THE CORRESPONDING CONSENT. A purported notice of withdrawal will be effective only if delivered to the Exchange Agent in accordance with the specific procedures set forth in the Prospectus under the heading "The Exchange Offers--Withdrawal Rights."

  All authority conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by and shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

  Unless otherwise indicated under "Special Issuance Instructions," please issue the applicable New Securities and any certificates for Old Securities not tendered or not exchanged in the name(s) of the undersigned (and, in the case of Old Securities tendered by book-entry transfer, by credit to the DTC account specified above). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the applicable New Securities and any certificates for Old Securities not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the applicable New Securities in the name(s) of, and mail the applicable New Securities and any certificates for the Old Securities not tendered or not exchanged to, the person(s) so indicated. The undersigned recognizes that New Tenneco has no obligation under the "Special Issuance Instructions" or the "Special Delivery Instructions" provision of this Letter of Transmittal to effect the transfer of any Old Securities from the name of the holder(s) thereof if New Tenneco does not accept for payment any of the principal amount of such Old Securities.



    SPECIAL ISSUANCE INSTRUCTIONS            SPECIAL DELIVERY INSTRUCTIONS
 (SEE INSTRUCTIONS 1, 4, 5, 6 AND 7)      (SEE INSTRUCTIONS 1, 4, 5, 6 AND 7)


                                             To be completed ONLY if Old
   To be completed ONLY if Old             Securities to be issued in the
 Securities to be issued in the            principal amount of Old
 principal amount of Old                   Securities not tendered or not
 Securities not tendered or not            exchanged, and/or any New
 exchanged, and/or any New                 Securities, are to be sent to
 Securities, are to be issued in           someone other than the
 the name of someone other than            undersigned, or to the
 the undersigned. If any of the            undersigned at an address other
 Old Securities or New Securities          than that shown above.
 are to be issued in the name of
 someone other than the
 undersigned, the assignment
 block on the back of such Old
 Securities must be properly
 completed or an appropriate
 instrument of transfer must be
 provided (unless delivered by
 book-entry transfer).

                                           Send to:

                                           Name.............................
                                                    (Please Print)

                                           Address..........................
                                           .................................

                                           .................................
 Issue to:                                        (Include Zip Code)

 Name.............................
          (Please Print)

 Address..........................
 .................................
 .................................
        (Include Zip Code)
 .................................
    (Taxpayer Identification or
          Social Security
       Number(s)* of Payee)

 *PLEASE ALSO COMPLETE THE
 ENCLOSED SUBSTITUTE FORM W-9.

                                   SIGN HERE
    (PLEASE COMPLETE THE SUBSTITUTE FORM W-9 ON THIS LETTER OF TRANSMITTAL)

 ^                                 ^     ^                                 ^
 -----------------------------------     -----------------------------------
         SIGNATURE OF OWNER               SIGNATURE OF OWNER (IF MORE THAN
 Dated _____________________ , 1996.                    ONE)

   (Must be signed by (A) holder(s) exactly as name(s) appear(s) on certificates for Old Securities tendered, or if tendered by a participant in DTC, exactly as such participant's name appears on the security position listing as an owner of Old Securities (each, a "Record Holder") or (B) person(s) authorized to become holder(s) of Old Securities by endorsements and documents transmitted herewith. If the signature(s) appearing above is (are) not of the Record Holder(s), then the Record Holder(s) must sign the form of Consent appearing below. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

   BY SIGNING THIS LETTER OF TRANSMITTAL THE HOLDER HEREBY CONSENTS TO THE PROPOSED AMENDMENTS AND EXECUTION OF THE SUPPLEMENTAL INDENTURE.

 Name(s) ___________________________     Address ___________________________
 -----------------------------------     -----------------------------------
           (Please Print)                        (Include Zip Code)
 Capacity (full title) _____________     Daytime Area Code and Telephone
 Social Security Number or               No. _______________________________
 Employer Identification Number ____

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

 Name of Firm ______________________     Authorized Signature ______________
 Dated ______________________ , 1996

                                    CONSENT

 IF THIS LETTER OF TRANSMITTAL IS SIGNED BY A HOLDER OF OLD SECURITIES WHO IS NOT THE RECORD HOLDER, THEN THE RECORD HOLDER MUST SIGN THE FOLLOWING CONSENT (OR A SEPARATE DOCUMENT SUBSTANTIALLY IN THE FORM OF THE FOLLOWING CONSENT, WHICH DOCUMENT MUST BE DELIVERED TO THE EXCHANGE AGENT AT OR BEFORE THE APPLICABLE EXPIRATION TIME) WITH SIGNATURE GUARANTEED BY AN ELIGIBLE INSTITUTION (AS DEFINED IN INSTRUCTION 1):

   Pursuant to the Exchange Offers and Tenneco's solicitation of Consents to the Proposed Amendments, the undersigned Record Holder(s) of the Old Securities tendered pursuant to this Letter of Transmittal hereby consent(s) to the Proposed Amendments and execution of the Supplemental Indenture.

 ^                                  ^     ^                                  ^
 ------------------------------------     ------------------------------------
      Signature of Record Holder          Signature of Record Holder (if more
 Dated ______________________ , 1996.                  than one)

   (Must be signed by Record Holder(s) exactly as name(s) appear(s) on the Old Securities tendered or on the security position listing. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

 Name(s) ____________________________     Address ____________________________
 ------------------------------------     ------------------------------------
            (Please Print)                         (Include Zip Code)
 Capacity (full title) ______________     Daytime Area Code and Telephone
                                          No. ________________________________

                           GUARANTEE OF SIGNATURE(S)

 Name of Firm _______________________     Authorized Signature _______________
 Dated _______________________ , 1996

                           INSTRUCTIONS FORMING PART
              OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFERS

  1. SIGNATURE GUARANTEES. All signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution (as defined below) unless the Old Securities tendered hereby are tendered (a) by a holder who has not completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions," (b) for the account of an Eligible Institution or (c) by a participant in DTC whose name appears on a security position listing as the owner of such Old Securities. If the holder of the Old Securities tendered hereby is a person other than the signer of this Letter of Transmittal, see Instruction 5. As used herein, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings institution.

  2. DELIVERY OF LETTER OF TRANSMITTAL AND OLD SECURITIES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used only if Old Securities tendered hereby are (i) to be forwarded herewith, (ii) delivered by book-entry transfer to the Exchange Agent's account at DTC or (iii) to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offers--Procedures for Tendering Old Securities for Exchange and Giving Consents--Guaranteed Delivery Procedures" and, in each case, instructions are not being transmitted through ATOP. All physically tendered Old Securities, or a confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all Old Securities delivered electronically, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), and any other documents required by this Letter of Transmittal, must be mailed or delivered to the Exchange Agent at its address set forth on the front page hereof and must be received by the Exchange Agent at or prior to the applicable Expiration Time. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

  Holders of Old Securities whose Old Securities are not immediately available or who cannot deliver Old Securities and all other required documents to the Exchange Agent at or prior to the Expiration Time or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may nevertheless effect a tender of the Old Securities if all of the following conditions are satisfied:

  (a) the tender and delivery are made by or through an Eligible Institution;

  (b) at or prior to the Expiration Time, the Exchange Agent receives (by hand delivery, mail or facsimile transmission) a properly completed and duly executed Notice of Guaranteed Delivery and Consent substantially in the form provided by New Tenneco or an Agent's Message with respect to guaranteed delivery that is accepted by New Tenneco; and

  (c) the certificate(s) for the tendered Old Securities (or confirmation of a book-entry transfer of such Old Securities into the Exchange Agent's account at DTC, as described above), together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) or a properly transmitted Agent's Message, are received by the Exchange Agent within two New York Stock Exchange trading days after the applicable Expiration Time. (The Consent contained in the Notice of Guaranteed Delivery and Consent described in paragraph (b) above will be effective upon the receipt thereof by the Exchange Agent regardless of whether or when the certificates for the tendered Old Securities (or a confirmation of a book-entry transfer thereof) and an executed Letter of Transmittal or a properly transmitted Agent's Message are received.)

  THE METHOD OF DELIVERY OF CERTIFICATES FOR OLD SECURITIES, THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, INCLUDING BOOK-ENTRY DELIVERY THROUGH DTC AND ANY ACCEPTANCE OF AN AGENT'S MESSAGE DELIVERED THROUGH ATOP, IS AT THE OPTION AND RISK OF THE TENDERING HOLDER AND, EXCEPT AS OTHERWISE PROVIDED IN THIS LETTER OF TRANSMITTAL, DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  No alternative, conditional or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their tender.

  3. INADEQUATE SPACE. If the space provided herein is inadequate, the series of Old Securities, the certificate numbers of the Old Securities and the principal amount of Old Securities tendered should be listed on a separate signed schedule and attached hereto.

  4. PARTIAL TENDERS AND CONSENTS. (Not applicable to holders who tender by book-entry transfer.) Tenders of Old Securities and Consents to the Proposed Amendments will be accepted only in integral multiples of $1,000. The aggregate principal amount of all Old Securities delivered to the Exchange Agent will be deemed to have been tendered and Consents given with respect thereto unless otherwise indicated. If tenders are made with respect to less than the entire principal amount of the Old Securities delivered herewith, enter the principal amount (in integral multiples of $1,000) of the Old Securities that are to be tendered and in respect of which a Consent is given in the column entitled "Principal Amount Tendered and in Respect of Which Consent Is Given." In such case, Old Securities of the same series for the principal amount of the nontendered Old Securities will be issued and sent to the holder, unless otherwise specified in the "Special Issuance Instructions" box or the "Special Delivery Instructions" box in this Letter of Transmittal.

  5. SIGNATURES ON LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS. IF THIS LETTER OF TRANSMITTAL IS SIGNED BY A PERSON OTHER THAN THE RECORD HOLDER, EITHER A VALID PROXY FROM, OR A CONSENT IN THE FORM PROVIDED IN THIS LETTER OF TRANSMITTAL, MUST BE OBTAINED FROM THE RECORD HOLDER WITH THE SIGNATURE GUARANTEED BY AN ELIGIBLE INSTITUTION.

  If this Letter of Transmittal is signed by a person other than the Record Holder(s) of Old Securities tendered hereby, then, in order to validly tender such Old Securities pursuant to the Exchange Offers, such Old Securities must be endorsed or accompanied by an appropriate written instrument or instruments of transfer signed exactly as the name(s) of such Record Holder(s) appear(s) on the Old Securities, with the signature(s) on such Old Securities or instruments of transfer guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by the Record Holder(s) of the Old Securities tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Old Securities without any change whatsoever.

  If any of the tendered Old Securities are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

  If any of the tendered Old Securities are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.


  If this Letter of Transmittal, any Consents or any Old Securities or bond powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person(s) acting in a fiduciary or representative capacity, such person(s) should so indicate when signing and must submit proper evidence satisfactory to the Exchange Agent of their authority so to act.

  6. TRANSFER TAXES. Except as set forth in this Instruction 6, New Tenneco will pay or cause to be paid all transfer taxes, if any, with respect to the sale and transfer of any Old Securities to it pursuant to the Exchange Offers. If, however, New Securities or Old Securities not tendered or not exchanged are to be delivered to or are to be registered or issued in the name of any person other than the undersigned, or if a transfer tax is imposed for any reason other than the transfer or sale of Old Securities to New Tenneco pursuant to the Exchange Offers, the amount of any such transfer taxes (whether imposed on the undersigned, such other person or otherwise) will be deducted from the payment unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

  7. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Old Securities representing the aggregate principal amount of Old Securities not tendered or not exchanged under the Exchange Offers and/or New Securities are to be issued in the name of a person other than the signer of this Letter of Transmittal or if such Old Securities and/or New Securities are to be sent to someone other than the signer of this Letter of Transmittal or to the signer at a different address, the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions" in this Letter of Transmittal should be completed, as applicable. All Old Securities tendered by book-entry transfer and not accepted for exchange will be returned by crediting the account at DTC designated above as the account for which such Old Securities were delivered.

  8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or additional copies of the Prospectus or this Letter of Transmittal may be obtained from the Information Agent at its address set forth on the back cover page of the Prospectus. Holders of Old Securities may also contact the Dealer Manager at its telephone number set forth below or such holder's broker, dealer, commercial bank or trust company or nominee for assistance concerning the Exchange Offers.

  9. SUBSTITUTE FORM W-9. A tendering holder (or other payee) is required to provide the Exchange Agent with a correct taxpayer identification number ("TIN") on the Substitute Form W-9 that is provided below and to certify that it is not subject to backup withholding. Failure to provide the information on the form may subject the tendering holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 31% federal income tax withholding on the payments made to such person.

  IMPORTANT: TO ACCEPT AN EXCHANGE OFFER, THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH OLD SECURITIES), AN AGENT'S MESSAGE (TOGETHER WITH CONFIRMATION OF BOOK-ENTRY TRANSFER) OR THE NOTICE OF GUARANTEED DELIVERY AND CONSENT MUST BE RECEIVED BY THE EXCHANGE AGENT AT OR PRIOR TO THE EXPIRATION TIME.

                           IMPORTANT TAX INFORMATION

  THE U.S. FEDERAL INCOME TAX DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL INFORMATION ONLY. EACH HOLDER IS URGED TO CONSULT A TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO IT (INCLUDING THE APPLICATION AND EFFECT OF FOREIGN, STATE AND LOCAL TAX LAWS) OF THE EXCHANGE OFFERS. CERTAIN HOLDERS (INCLUDING INSURANCE COMPANIES, TAX-EXEMPT ORGANIZATIONS AND FOREIGN TAXPAYERS) MAY BE SUBJECT TO SPECIAL RULES NOT DISCUSSED BELOW. THE DISCUSSION DOES NOT CONSIDER THE EFFECT OF ANY APPLICABLE FOREIGN, STATE AND LOCAL TAX LAWS.

SUBSTITUTE FORM W-9

  Under the U.S. federal income tax laws, the Exchange Agent may be required to withhold 31% of the amount of the gross proceeds paid to certain holders or other payees pursuant to the Exchange Offers. To prevent backup withholding on any gross proceeds paid to a holder or other payee with respect to Old Securities tendered pursuant to the Exchange Offers, the holder is required to notify the Exchange Agent (as payor) of the holder's current TIN (or the TIN of any other payee) by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the IRS that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding. In general, if a holder of Old Securities is an individual, the TIN is the Social Security number of such individual. In addition, if the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS").

  Certain holders of Old Securities (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and information reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that holder must submit a statement signed under penalty of perjury attesting as to that status. Forms for such statement can be obtained from the Exchange Agent. For further information regarding backup withholding and instructions for completing Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete Substitute Form W-9 if Old Securities are held in more than one name), consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9."

CONSEQUENCES OF FAILURE TO COMPLETE SUBSTITUTE FORM W-9

  Failure to complete Substitute Form W-9 will not, by itself, cause the Old Securities to be deemed invalidly tendered but may require the Exchange Agent to withhold 31% of the amount of the gross proceeds paid pursuant to the Exchange Offers. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, the holder may claim a refund from the IRS.

WHAT NUMBER TO GIVE THE DEPOSITARY

  The holder is required to give the Exchange Agent the TIN (e.g., Social Security number or Employer Identification Number) of the record owner of the Old Securities. If the Securities are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9," for additional guidance on which number to report.

                    PAYER'S NAME: THE CHASE MANHATTAN BANK
-------------------------------------------------------------------------------

                                                           Social Security
                                                                Number
                                                        ----------------------

 SUBSTITUTE

                                                                  OR
 FORM W-9               PART 1 -- PLEASE PROVIDE               Employer
                        YOUR TAXPAYER                   Identification Number
                        IDENTIFICATION NUMBER IN
                        THE BOX AT THE RIGHT AND
                        CERTIFY BY SIGNING AND
                        DATING BELOW.

 DEPARTMENT OF THE                                      ----------------------
 TREASURY
 INTERNAL REVENUE
 SERVICE
                              [See Guidelines]

 PAYER'S REQUEST FOR
 TAXPAYER
 IDENTIFICATION
 NUMBER AND
 CERTIFICATION
 ("TIN")               --------------------------------------------------------
                        PART II -- For Payees exempt from backup
                        withholding, see "Important Tax Information" above
                        and Guidelines for Certification of Taxpayer
                        Identification Number on Substitute Form W-9
                        enclosed herewith and complete as instructed
                        therein.
-------------------------------------------------------------------------------
 Certifications -- Under penalties of perjury, I certify that:

 (1) The number shown on this form is my correct Taxpayer Identification
     Number (or a Taxpayer Identification Number has not been issued to me and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue
     Service Center or Social Security Administration office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number to the payer, 31%
     of all reportable payments made to me thereafter will be withheld until
     I provide a number to the payer and that, if I do not provide my
     Taxpayer Identification Number within sixty (60) days, such retained amounts shall be remitted to the Internal Revenue Service ("IRS") as backup withholding.)
 (2) I am not subject to backup withholding either because I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding. Certification Instruction -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see the "Important Tax Information" above).
-------------------------------------------------------------------------------

 Name _______________________________________________________________________
                                (Please Print)

 Address ____________________________________________________________________

     ----------------------------------------------------------------------
                              (Include Zip Code)

 Signature _____________________________________________________________Date



NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN A
      $50 PENALTY IMPOSED BY THE IRS AND BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFERS. PLEASE REVIEW THE "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

                 ANY QUESTIONS CONCERNING TENDER PROCEDURES OR
          REQUESTS FOR ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL
                  MAY BE DIRECTED TO THE INFORMATION AGENT AT
    (800) 223-2064 OR BANKS AND BROKERS MAY CALL COLLECT AT (212) 440-9800.

                 The Dealer Manager for the Exchange Offers is

                              MORGAN STANLEY & CO.
                                    INCORPORATED

                           Liability Management Group
1585 Broadway, Second Floor New York, New York 10036 Call Toll-free: (800) 624-
                                      1808